SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO.     )

Filed  by  the  registrant:                         [x]

Filed  by  a  party  other  than  the  registrant:               [_]

Check  the  appropriate  box:

[ ]     Preliminary  proxy  statement
[_]     Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14a-6(e)(2))
[x]     Definitive  proxy  statement
[_]     Definitive  additional  materials
[_]     Soliciting  material  pursuant  to  Rule  14a-12

         MarketCentral.net  Corp.
---------------------------------
(Name  of  Registrant  as  specified  in  Its  Charter)


(Name  of  Person  filing  Proxy  Statement,  if  other  than  the  Registrant)

Payment  of  filing  fee  (check  the  appropriate  box):

[x]     No  fee  required

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11
     (1)     Title  of  each  class  of securities to which transaction applies:
NONE
     (2)     Aggregate  number  of securities to which transaction applies: NONE
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
     (4)     Proposed  maximum  aggregate  value  of  transaction:  N/A
     (5)     Total  fee  paid:  N/A

[_]     Fee  paid  previously  with  preliminary  materials.

[_]     Check  box  if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.
     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     Date  filed:

                                 [COMPANY LOGO]
                            MARKETCENTRAL.NET, CORP.

Presidents  Letter  To  Shareholders-  June 20, 2000

Dear  Shareholders:

It has been quite an eventful year for MarketCentral.net, and I am pleased to report significant progress. Most importantly your company was approved as a full reporting company by the SEC on July 1, 1999. What this means is that we maintained our listing on the Over-The-Counter Bulletin Board, and that we now file quarterly and annual reports with the SEC. Investors can always view these periodic reports and other filings with the SEC by accessing the EDGAR database on the SEC web site (http://www.sec.gov).

Your company completed two consulting agreements with major Wall Street figures, Mr. G. Richard Eakle and Mrs. Joan Lappin of Gramercy Capital Corporation. Under these agreements Mr. Eakle and Mrs. Lappin will provide proprietary content to the MarketCentral.net web site. Of utmost importance, these renowned luminaries will be assisting us in raising our secondary financing in the coming year.

In that regard we have hired Focus Partners of NYC to develop a new and exciting strategic business plan. The plan is outlined in the annual report and reflects our understanding of the changes and challenges we face in developing a profitable working revenue model. The key to our new direction will be the creation of strategic alliances with financial services companies in banking, mortgages, auto loans, insurance, stock brokerage and other related services. That should dramatically increase revenues according to our income model for transactions and will add to our advertising and Super Mall revenues.

The technological revolution we are experiencing is just starting. Decades of growth lie ahead of us and the challenge is great. We are committed to meeting that challenge and delivering a successful and profitable company to our shareholders.

The coming year will see great changes for your company. We are looking forward to a long and prosperous relationship with all of you.

/s/
Roy  Spectorman,  President
MarketCentral.net  Corp.

MARKET  CENTRAL.NET  CORP.
300 Mercer Street, Suite 26J, New York, NY 10003 http://www.marketcentral.net

                             MarketCentral.net Corp.
                formerly, All American Consultant Aircraft, Inc.
                     formerly, Great American Leasing, Inc.

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD July 21, 2000

To  the  Shareholders  of  MarketCentral.net  Corp.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of MarketCentral.net Corp. will be held at 34700 Pacific Coast Hwy, Suite 303, Capistrano Beach, CA 92624, on July 21, 2000 at 10:00 a.m., local time, and for the following purposes:

     Purposes  of  the  Meeting

     The Meeting is called by the Management to consider and vote upon the following Proposals and to transact such other business as may come before the Meeting or any postponement or adjournment thereof.

PROPOSAL NO. 1. Re-Elect the existing two Directors to serve as the Board of Directors until the next meeting of shareholders.

PROPOSAL NO. 2. Re-Confirm the engagement of Rogoff & Co., P.C., of New York, as our Corporate Auditors, to review and render opinions as to our Financial Statements. List of proposals to go here, if applicable.

     Only holders of record of the Company's common stock at the close of business on "Record Date" shall be entitled to notice of and to vote at the Meeting. The vote of each shareholder will be important at this Meeting.

     Your attention is directed to the accompanying Proxy Statement. You are urged to attend in person or by proxy. If you do not plan to attend personally, and wish to have your vote counted, you are urged to execute and return the attached Proxy at your earliest convenience. Please Return Proxies to :

                                 WILLIAM STOCKER
                       34700 Pacific Coast Hwy, Suite 303
                           Capistrano Beach, CA 92624.

The prompt return of the proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be greatly appreciated.


Dated:  June  20,  2000

/s/
Roy  Spectorman,  President/Director

     Our Annual Report to Shareholders is provided under the cover page titled Exhibit A.

                             MarketCentral.net Corp.
                               a Texas Corporation
                formerly, All American Consultant Aircraft, Inc.
                     formerly, Great American Leasing, Inc.

                300 Mercer Street, Suite 26J, New York, NY 10003

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 21, 2000

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of MarketCentral.net Corp., a Texas Corporation, (the "Company"), to be voted at a Meeting of Shareholders (the "Meeting") to be held at 34700 Pacific Coast Hwy, Suite 303, Capistrano Beach,
CA 92624, on July 21, 2000 at 10:00 a.m., local time, and for the purposes stated in the notice of shareholders meetings furnished herewith.

     The Proposals as described herein are submitted to the Company's shareholders after due consideration and upon recommendation by the Company's Board of Directors. Solicitations will be made by mail expenses incurred in connection with the solicitation will be borne by the Company. This statement was sent on June 21, 2000 to all the shareholders of record as of the close of business on June 9, 2000 (the "Record Date") stated in the notice of shareholders meeting furnished herewith.

                                    THE PROXY

     The enclosed Proxy, even though executed and returned, may be revoked at any time before being voted, by written notice, mailed or delivered to the Company, or by a request for return of the Proxy at the Meeting. By returning your signed proxy on the enclosed form, you authorize the proxy holder to vote your shares as you indicate on the items of business to be presented at the meeting and to vote your shares in accordance with the proxy holder's best judgment in response to proposals initiated by others at the meeting. Proxies, which are executed but do not specify a vote for, against, or in abstention, will be voted for the proposals contained herein. The proxy must be received by the Company prior to the Meeting to be effective.

     All costs incurred for the solicitation of proxies shall be borne by the Company. The Company anticipates paying no other compensation for the solicitation of proxies, but the Company may reimburse brokers or other persons holding stock in their names, or in the names of nominees, for the expenses incurred in transmitting proxy materials to the principals.

                                VOTING SECURITIES

     The Company presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 100,000,000 shares are authorized and 4,198,932 shares are issued and outstanding as of the closing date on the Record Date. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the Meeting. The presence at the Meeting in person or by Proxy of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business.

                            PROPOSALS BY SHAREHOLDERS

     A shareholder proposal is your recommendation or requirement that the Company or its Board of Directors take action which action you intend to propose at the Meeting. Your proposal should state as clearly as possible the course of action that you believe the company should follow. If your proposal is placed on the company's proxy ballot, the company must also provide in the form of the proxy ballot, we must provide boxes for shareholders to vote in favor, against, or to abstain. The Next Annual Meeting of shareholders is tentatively scheduled for the Third Monday of July, 2000. If you desire to place such a proposal before shareholders at the next annual meeting of shareholders, you must do so in compliance with regulations and procedures established by the Securities and Exchange Commission. The deadline for submitting shareholder proposals within this process is .


ITEM 1. OUR COMPANY. Please see our Revised Annual Report on Form 10-K-SB (furnished with this Information Statement) for further information. Our company is an SEC reporting company.

ITEM 2. BUSINESS TO BE ACQUIRED. There are no businesses or assets sought to be acquired by us at the Meeting.

ITEM 3. CHANGE OF CONTROL OF THE COMPANY. No proposal or action proposed for the Meeting involves any change of control of our company.

ITEM  4.  DISCUSSION  OF  SPECIFIC  PROPOSALS.

                                 PROPOSAL NO. 1
--------------------------------------------------------------------------------
Re-Elect the existing two Directors to serve as the Board of Directors until the next meeting of shareholders.
--------------------------------------------------------------------------------

     The present Board of Directors is recommending that the following two existing Directors be re-elected as Directors of the Company and that said individuals be appointed as Directors on behalf of the corporation until the next Meeting of Shareholders. The affirmative vote of a majority of the shares present in person or by proxy, assuming a quorum is present, is required to elect the Board of Directors. Unless authority to vote is withheld on a proxy, proxies in the Company form will be voted to elect as Directors the nominees as identified above and below. If any nominee is not available for election (a contingency which the Company does not now foresee), the remaining Board of Directors will appoint a new Director.

   The business experience and biographies of all the proposed Directors are as follows:

     Roy Spectorman, age 49, MarketCentral's President and founder, will be coordinating the efforts of the MarketCentral management team and will guide the Registrant's implementation of its strategic plan. Mr. Spectorman has developed the content of the MarketCentral Website, investment guide and newsletter. He will be responsible for the newsletter and investment guide updates and will be attempting to establish relationships and alliances within the financial services industry. From 1989 until his founding of the Registrant, Mr.

Spectorman has served as President of New Horizons Asset Management Corporation from 1989, a financial management consulting firm. Mr. Spectorman has over 20 years experience in the financial markets. Mr. Spectorman was President of Environmental Life Products from 1986-1989. He was responsible for developing the product line, creating marketing materials and building a sales organization. Mr. Spectorman was Vice-President of Palace Industries from 1973-1986. He developed product lines for this textile manufacturer, managed a sales organization and developed marketing strategies. Mr. Spectorman attended Adelphi University from 1974-1976 where he received a Masters Degree in Business Administration in Management and graduated Summa Cum Laude. He attended The State University of New York at Stony Brook from 1968-1972 where he received a B.A. in Liberal Arts.

     Jerry Kaplan, age 53, MarketCentral's Vice-President-Operations, appointed Secretary-Treasurer in November 1999, and one of its Directors, will be heading the operations department. He will be responsible for credit card transactions, computer technical support, product warehousing and shipping operations. Mr. Kaplan has used, programmed and overseen several computer system installations over the last thirty years, and brings a thorough understanding of their workings, capabilities and limitations. Mr. Kaplan has been President of Universal Chemicals, a privately held chemical distributor primarily selling water treatment chemicals since 1992. He has been in the chemical industry since 1970 when he joined Alden Leeds, Inc., a swimming pool chemical manufacturer. His experience includes all phases of operating within the chemical industry, including chemical manufacture, sales, distribution, labor relations, data processing, accounting, and government regulations. Mr. Kaplan worked for IBM from 1969 to 1970 as a computer operator, at the first Management Information Systems (MIS) center in the U.S. He received in-house training from IBM in computer operations, job control language and various computer programming languages. Mr. Kaplan attended the University of Tampa between 1964 and 1966 where he majored in biology. He attended Hofstra University between 1966-1968 where he majored in business, with a minor in chemistry. Mr Kaplan devotes only such time to the business of the Registrant as is necessary to perform his duties as an officer and director.

           EXECUTIVES OFFICERS AND DIRECTORS COMPENSATION AND OPTIONS

     Our Officers and Directors serve without compensation at this time, except that Roy Spectorman, the Registrant's president, receives indirect compensation as explained hereinafter. No plan of compensation has been adopted or is under consideration at this time. None of the Directors currently receives, or has ever received, any salary from the Registrant in their capacities as such, and none are expected to be compensated in their capacities as such. No officers are expected to receive any compensation for their services. No officers or directors are under an employment contract with the Registrant. The Registrant has no retirement, pension, profit sharing, or insurance or medical reimbursement plans.

     Certain Management Options to acquire additional shares of common stock, at an exercise price of $5.00 per share for five years from February 5, 1999, have been contemplated for future grant to management and certain others as follows:

--------------------------
Roy Spectorman     170,000
Jerry Kaplan        25,000
Peter Waters        50,000
Alan Kessler         5,000
Frank Evanshen      75,000
Gerald Yakimishyn   75,000
==========================

     The options were issued pursuant to the exemption provided by 4(2) of the Securities Act of 1933. Roy Spectorman benefits from indirect compensation in the amount of $9,000.00 per month, by virtue of a Management Services Agreement with a consultant to us, of which consulting firm, Mr. Spectorman is the President and beneficial owner.

     The following table discloses the existence and the effect of certain management options, as if exercised, on the share ownership of management and affiliates.
                  EFFECT OF OPTION EXERCISE ON SHARE OWNERSHIP

 Option Owner       Shares            %  Options  Total if         %
                    Actual and                    Options
                    as                            Exercised
                    Attributed
--------------------------------------------------------------------
Roy Spectorman         794,813    18.93  170,000    964,813    20.98
--------------------------------------------------------------------
Gerald                 115,113     2.74   75,000    190,113     4.13
Yakimishyn
--------------------------------------------------------------------
Jerry Kaplan           198,703     4.73   25,000    223,703     4.86
--------------------------------------------------------------------
Peter Waters           389,813     9.28   50,000    439,813     9.56
--------------------------------------------------------------------
Frank Evanshen         503,125    11.98   75,000    578,125    12.57
(See Note 2 above)
--------------------------------------------------------------------
Alan Kessler            45,562     1.09    5,000     50,562     1.10
--------------------------------------------------------------------
Total                4,198,932   100.00  400,000  4,598,932   100.00
Shares/Options
Outstanding
--------------------------------------------------------------------

                                 PROPOSAL NO. 2
--------------------------------------------------------------------------------
Re-Confirm the engagement of Rogoff & Co., P.C., of New York, as our Corporate Auditors, to review and render opinions as to our Financial Statements.
--------------------------------------------------------------------------------

     This proposal suggests the continuation of our relationship with our current independent auditing firm.


ITEM 5. SEC REPORTING. Please see our Annual Report on Form 10-K-SB for further information (furnished with this statement). Our company is an SEC reporting Company.

ITEM 6. VOTE REQUIRED BY STATE LAW. Over fifty percent of the outstanding shares of the Company's Common Stock must be present in person or by proxy for a quorum to conduct business, and each matter must be approved by a majority of those shares present in order to be validly authorized.

ITEM 7. STOCK. Please see our Annual Report on Form 10-K-SB for further information (furnished with this statement). Our company is an SEC reporting Company.

ITEM 8. FINANCIAL STATEMENTS. Please see our Annual Report on Form 10-K-SB for our latest audited financial statements. We have also enclosed un-audited financial statements for the quarter ending March 31, 2000.

ITEM 9. OTHER MATTERS. As of the date of this proxy statement, the Board of Directors of the Company knows of no matters to be presented to the Meeting other than those matters set forth in the notice of the meeting. Nevertheless, if any other matters are presented at the meeting, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters exercising their judgment.

     (additional Information concerning our Corporation is available upon request)

Dated:  June  20,  2000


By  Order  of  the  Board  of  Directors.


                           /s/
Roy  Spectorman,  President/Director

--------------------------------------------------------------------------------
                                    EXHIBIT A
                          ANNUAL REPORT TO SHAREHOLDERS
      INCLUDING INTERIM INFORMATION THROUGH THE PERIOD ENDING JUNE 9, 2000
--------------------------------------------------------------------------------

                          ANNUAL REPORT TO SHAREHOLDERS
                                 [COMPANY LOGO]
                             MARKETCENTRAL.NET CORP.

                               A TEXAS CORPORATION

                formerly, All American Consultant Aircraft, Inc.
                     formerly, Great American Leasing, Inc.

                             CORPORATE HEADQUARTERS

                          300 Mercer Street, Suite 26J
                                New York NY 10003

               The following Securities are registered pursuant to
              Section 12(g) of the Securities Exchange Act of 1934:

                       CLASS-A COMMON VOTING EQUITY STOCK

                                    4,198,932

ITEM  1.  CORPORATE  ORGANIZATION  AND  HISTORY.

(1) CORPORATE NAME. This Corporation MarketCentral.net Corp., formerly All American Consultant Aircraft, Inc. was first incorporated in the State of Texas on December 28, 1988 as Great American Leasing, Inc. The first name change occurred on or about March 21, 1997. The most recent and current name change occurred on or about March 1, 1999. MarketCentral.Net Corp. is also the name of our wholly-owned Delaware subsidiary. Please note the subtle difference in the spelling of the two corporate names.

(2) SECURITY ORGANIZATION. On December 28, 1988 we made our initial issuance of 180,000 Common Shares for organizational services of $1,000. On or about April 8, 1997, we made a Limited Offering, pursuant to Regulation D, Rule 504, as promulgated by the Securities and Exchange Commission, pursuant to the Securities Act of 1933 ( the Act ). The Offering closed on May 8, 1997, 100,000 shares having been placed at $1.00 per share. On or about May 22, 1998, we made a Limited Offering, pursuant to Rule 504. The Offering closed on May 22, 1998, 2,900 shares having been placed at $1.00 per share. On or about July 1, 1998, we made a Limited Offering, pursuant to Regulation D, Rule 504. The Offering closed on July 1, 1998, 84,000 shares having been placed at $0.10 per share. On or about January 5, 1999, we placed an additional 1,600,000 shares at $0.025 per share, also pursuant to Regulation D, Rule 504, with the resulting total 1,966,900 issued and outstanding. On or about February 21, 1999 the Issuer agreed to issue and reserved for issuance 2,025,000 shares pursuant to 4(2) of the Act, in reliance on Rule 145, to the shareholders of the acquired corporation in exchange for shares of that target corporation, for the reorganization and acquisition of MarketCentral.Net Corp., a Delaware corporation. Rule 145 provides that securities issued in exchange for securities of an acquired corporation are new restricted securities, as defined by Rule 144(a), issued for investment and not for resale. On March 1, 1999 we changed our name to our present name which is that of our acquired business.

     As more fully described later in this Report to Shareholders, we acquired the target company MarketCentral.Net Corp. in a reverse acquisition. A reverse acquisition is the acquisition of a private company by a public company, by which the private company's shareholders acquired control of the public company. At the time of the reverse acquisition the Issuer was a development stage issuer with no significant assets, liabilities or business or financial resources. The target company, also in the development stage, was a private corporation with an active business and some initial operations.

     The purpose of the acquisition of MarketCentral.Net Corp. by All American Consultant Aircraft (this Issuer) was to effect a business combination for the benefit of shareholders, by the acquisition for stock of an attractive business in development stage. We are presently committed to the development of our acquired business.

     On October 18, 1999, 36,032 shares were issued to attorneys for legal services rendered. These shares were issued at a value of $1.50 per share and have been duly registered pursuant to Section 5 of the Securities Act of 1933 by filing of a S-8 Registration Statement. On November 12, 1999, 100,000 shares of stock were issued to G. Richard Eakle as compensation for consulting services rendered pursuant to Section 4(2) of the Act and are restricted securities as defined by Rule 144(a). On March 10, 2000, 39,000 shares were issued for services. On April 12, 2000, 20,000 shares were issued for services. On May 22, 2000, 12,000 shares were issued to attorneys for legal services rendered. As a result of the foregoing issuances, the Registrant had 4,198,932 shares outstanding as of June 9, 2000.

     The issuances by series referred to previously are displayed in the following table. The reference to Series of Common Stock is for descriptive purposes only.

Series #/Exemption            Issuances
---------------------------------------
1.  4(2)                        180,000
for services valued at
1,000
---------------------------------------
2.   504                        100,000
April 18, 1997-May 8, 1997
---------------------------------------
3.   504                          2,900
May 22, 1998
---------------------------------------
4.   504                         84,000
July 1, 1998
---------------------------------------
5.   504                      1,600,000
January 5, 1999
---------------------------------------
6.   4(2)                     2,025,000
 for acquisition
---------------------------------------
7. S-8                           36,032
Services
---------------------------------------
8.  4(2)                        100,000
Services
---------------------------------------
9.  4(2)                         39,000
Services
---------------------------------------
10.  4(2)                        20,000
Services
---------------------------------------
                                       11

---------------------------------------
11. S-8                          12,000
Services
---------------------------------------
Issued and Outstanding        4,198,932
=======================================

ITEM  2.  OUR  ACQUISITION  AND  REORGANIZATION.

     MarketCentral.net Corp., a private New York Corporation first merged with and into MarketCentral.Net Corp., a newly formed private Delaware Corporation; following that merger, we acquired the Delaware company as a wholly-owned subsidiary. J. Dan Sifford resigned as Director and President, and Mr. Gerald Yakimishyn assumed the Presidency of the Corporation as Sole Interim Officer and Director, and a Majority Shareholder Action was taken, and Gerald Yakimishyn, Roy Spectorman, and Jerry Kaplan were elected Directors. The acquisition and reorganization was accomplished in the following manner:

     (i) That certain Merger Agreement and Plan of Acquisition and Reorganization, dated February 5, 1999, was ratified, approved and adopted.

     (ii) The Officers were empowered and Directed to change the name of this Texas Corporation (All American Consultant Aircraft, Inc.) to MarketCentral.net Corp.

     (iii) The agreement, by which Meridian Mercantile, Inc. would employ its best efforts to raise a minimum of $3,000,000 of capital for the reorganized corporation following the subsidiary merger, was ratified, approved and adopted.

     (iv) The Meridian Mercantile, Inc. Subscription Agreement" for the purchase of an aggregate of up to 56,014 shares of All American Common Stock over a 24 month period at a purchase price of $5.57 per share pursuant to the terms thereof, as set forth on Schedule 1.3(vi) of Merger Agreement was ratified, approved and adopted.

     (v) The granting of an aggregate of 400,000 five-year options to purchase All American Common Stock at an exercise price equal to Five Dollars U.S. ($5.00) per share, in favor of certain persons as set forth on Schedule 1.3(vi) of Merger Agreement, was ratified, approved and adopted.

ITEM  3.  OUR  BUSINESS.


 (A) SUMMARY. MarketCentral.net Corp. is a comprehensive financial content provider that offers its users a one-stop destination for financial services, news, e-commerce and a wide array of information services. Through its Hub site, www.marketcentral.net, the Company serves visitors interested in investment information, financial products and services and on-line shopping.

     TARGET MARKET. The rapidly changing Internet space, the increasing volatility of stock markets and the growing interest by investors in managing their own portfolios is spurring a huge market opportunity for financial services Web sites. Dataquest has estimated that 15 million U.S. adults invest online, and projects that the number will double to 30 million by 2003. Forrester Research, is estimating the online financial services opportunity will grow to over $80 billion by 2003, an increase of tenfold from today s market.


     According to research from First Albany Corp., demand for online financial services from investors 55 or older will increase as baby boomers reach retirement age. Jupiter Communications projects that more than 7 million people age 55 or older were investing online in 1998, up from 3.8 million just two years earlier. Jupiter Communications forecasts that by 2002, this number will grow to nearly 11 million. These investors are typically well educated and have annual incomes often exceeding $100,000 and investment portfolios with more than $250,000. This provides a very targeted demographic for potential advertisers. Targeted Web properties are emerging as more efficient vehicles for advertisers in terms of revenue generated per page delivered.

     We are building on our current Web site to deliver a comprehensive Web site that we believe will offer a unique value proposition to both businesses and consumers. We are adding the following new key elements:

     PROPRIETARY CONTENT. We will offer original editorial content and proprietary newsletters written by Richard Eakle, former Market Strategist from Morgan Stanley, and Joan E. Lappin, CIO of New York-based Gramercy Capital Management Corp., a registered investment advisory and money-management firm that has been ranked number one in the United States for five-year performance. We will also provide access to MarketCentral's Investment Newsletter, which provides timely market information and analysis for the individual investor. Additionally, we are in negotiations with Zachs Investment Research, Screaming Media, Hyperfeed and Virtual Advisor, all recognized sources of valuable financial information. We believe these services will improve user satisfaction and stimulate a significant increase in advertising revenues.

     WIRELESS ACCESS. MarketCentral will create a special version of its Web site that uses Wireless Application Protocol (WAP), allowing users to access vital financial information through our Web site from cell phones, palm pilots and other devices.

     AUTO LOANS TRANSACTIONS. There are currently very few readily available sources of non-dealership provided retail automobile loans for most consumers. This is especially true for consumers with poor credit ratings. We are in the process of establishing alliances for loan closing functions to offer these services to our members.

     HOME MORTGAGES TRANSACTIONS. We are in the process of establishing strategic alliances that will allow us to provide the consumer with the ability to shop for a home loan without the pressure or the influence of a loan officer. The customer will have the choice of selecting an available interest rate, term and loan program at a reduced cost, all in the comfort of his or her own home.

     BILL PAYING TRANSACTIONS. We are establishing relationships that will provide these services, benefiting consumers by providing easier access and better control over the bill paying process - saving them time, money and aggravation. Furthermore, this service helps consumers and merchants reduce the expense of mailing paper bills, improving their ability to serve customers, via an online relationship.

     STOCK MARKET TRANSACTIONS. We are in the process of developing strategic alliances with leading online brokerage firms. These alliances will enable us to offer our clients stock market transactions services.

     WEB-BASED E-MAIL SYSTEM. We plan to implement a Web-based E-mail system that enables our clients to send and receive e-mail through their own e-mail accounts, thus providing MarketCentral with a new marketing opportunity.

     USER PROFILING. MarketCentral.net plans to implement a user profiling and tracking system in an effort to increase advertising revenue and to increase user personalization. This system will enable MarketCentral.net to get a clearer understanding of its user demographics and will work in conjunction with its banner ad rotation system to deliver user specific advertising.

 (B)  BUSINESS  STRATEGY.

     Our strategy is to establish MarketCentral as a leading financial information hub on the Internet, and then to follow with the expansion of MarketCentral and the development of complementary sports and weather sites. Our objective is to raise approximately $6.0 million equity in this current round of financing. The funds will be used to help us implement the following key elements of our business strategy:

     1.  Developing  significant  strategic  alliances;
     2.  Re-launching  our  Web  site;
     3.  Expanding  sales  and  marketing;  and
     4.  Adding  proprietary  financial  information  and  services.


      (1) DEVELOPING SIGNIFICANT STRATEGIC CO-BRANDING ALLIANCES. MarketCentral.net plans to pursue alliances that it perceives to be strategic, which can add value to its Web site and enhance the experience of its users and subscribers.

     To date, MarketCentral.net has entered into numerous arrangements and co-brands for the information that is currently available to all

MarketCentral.net visitors for free. Among them are the IPO Maven, VectorVest Special Reports, free research from Zack's, free stock analysis from VectorVest, Top Headline News and Breaking Stories from I-Syndicate, the Market Mavens reports, Bob Bose's Weekly Market Updates, BizSuccess Stories, Go2Net's Stock Site Daily Market Reports and Movers and Losers, charts from Big Charts, Personal Portfolio, stock quotes from Data Broadcasting Corp., Stock of the Day, Magic 25 and Industry Group Performance from Individual Investor, Business Cartoon of the Day, free Annual Reports Services from PRARS, and many more information sources.

     We plan to establish significant strategic co-branding alliances with e-finance companies prior to re-launching our Web site in the areas of home mortgage transactions, auto loan transactions, insurance, bill paying transactions and payment by e-mail transactions. Since most of these companies are relatively young, MarketCentral feels that by offering them the ability to gain additional exposure through the aggregation of products and services, it will gain interest from players in each area.

      (2) RE-LAUNCHING OUR WEB SITE. Upon establishing significant co-branding alliances we plan to redesign and rebuild our Web site so that it is heavily transaction oriented. We anticipate the cost to rebuild our site will be approximately $1.5-$2 million. The new site will support and array of e-finance services as well as containing vast financial information, and will offer users the ability to dial in remotely through WAP. The site will also offer free e-mail accounts to its users, online trading, personalization abilities and an e-commerce mall containing a variety of products.

Wireless Access MarketCentral will create a special version of its Web site that uses Wireless Application Protocol (WAP), allowing users to access vital financial information through our Web site from cell phones, palm pilots and other devices.

Web-Based E-mail System In an effort to provide more services to its many registered users, MarketCentral.net plans to implement a Web-based E-mail system. This system will allow visitors to create their own e-mail accounts and send and receive e-mail by logging onto the MarketCentral.net Web site.

Increase  the  Dynamic  Nature  of  the  Site   Database The  existing
MarketCentral.net Web site consists of over 500 individual pages. Each page is loaded using static HTML that enables excellent tracking methods, but makes the site very difficult to update and maintain. MarketCentral.net will automate many facets of the site using dynamically created Web pages and a centralized database. Sections such as the What s New Area, Press Releases, Special Offers and Events will be made dynamic to improve the updating process.

User Profiling In an effort to increase advertising revenue and to improve user satisfaction, MarketCentral.net plans to implement a user profiling and tracking system. This system will enable MarketCentral to get a clearer understanding of its user demographics and will work in conjunction with its banner ad rotation system to deliver user specific advertising.

Personalization - My MarketCentral.net MarketCentral.net believes the addition of a personalized home page will make the user experience more enjoyable. As a result, users will be able to select which section within MarketCentral.net they would like to make their home page.

Upgrade Current Ad Rotation Software MarketCentral currently uses the latest version of AdJuggler Banner Rotation software. Under heavy loads of 1 million visitors per day, this software will show serious strain. As a result, MarketCentral has realized that a new Ad Rotation package is necessary. Furthermore, with the addition of the User Profiling Module, MarketCentral.net has the need to present visitors with targeted advertising.

Upgrade  Current  Usage  Management  System
MarketCentral currently uses Web Trends Professional Suite Reporting Software. In order to provide greater reporting capabilities and real-time detail, MarketCentral will upgrade this software.

      (3) EXPANDING SALES AND MARKETING. We are budgeting substantial increases in sales personnel and expenses in order to assure the rapid generation of new business. We plan to run aggressive PR and advertising campaigns to drive significant traffic to the site. Additionally, we plan to run several promotional contests, with significant cash prizes in order to drive traffic to the site. Our total marketing and sales budget for 2001 is $860,000.

      (4) ADDITION OF PROPRIETARY INFORMATION AND SERVICES. The current MarketCentral Web site is primarily a directory for users to visit different sites containing specific information concerning finance. However, in an effort to increase advertising revenues and to improve user satisfaction, MarketCentral will produce more original content. Several key content areas throughout the site will be identified as proprietary content areas. Consequently, proprietary content will be developed for each area while the links to the partner sites are eventually phased out. MarketCentral has budgeted $1 million for strategic acquisitions of additional proprietary content and/or alliances.

     MarketCentral is currently in the process of adding proprietary financial information and services from various sources including:

Lappin Newsletter - written by Joan Lappin, President and Chief Investment officer of Gramercy Capital Corp. Nelson s Investment Research has ranked Joan number one for her five-year performance.

Eakle Newsletter- written by G. Richard Eakle, former Market Strategist for Morgan Stanley and Chief Strategist at Cowen and Company.

Screaming Media- the premier real time digital content network, bringing together content providers and hundreds of large and small Web site subscribers. Screaming Media s unique technology aggregates the content, then filters and streams it customized and delivered in real time, providing Web sites with content that makes them stickier.

Zacks Investment Research- The Zacks Signature series is one of the most complete and comprehensive packages of investment research available on the Internet. This detailed company analysis is currently only available to a select group of financial Web sites including: Discover Brokerage, Waterhouse Securities and SureTrade (Quick&Reilly). This will allow MarketCentral subscribers to access research from over 3,000 analysts. In addition, Zacks signature series offers a mutual fund screener allowing investors to screen mutual funds using over 50 different components. On average, Zacks signature series receives over 500,000 monthly impressions from each of its partners.

Hyperfeed   gives  its  clients access to the latest trade and quote information for over 425,000 North American stock, option and commodity issues in a real-time or delayed format.

Virtual  Advisor   provides  sophisticated  portfolio tracking options including mutual  fund  style,  asset  allocation  and  sector  analysis.

Lipper Analytical - provides our clients daily updated information on mutual funds.

 (C) RISK FACTORS. The Company makes no representation or warranties, expressed or implied, as to the accuracy or completeness of the information presented herein. Nothing contained in this document should be relied upon as a promise or representation of the future performance of the Company. The projections presented in this business plan are based upon estimates and assumptions concerning future events. These projections may be materially and adversely affected by changes of circumstances and numerous other variables, which are difficult to predict, and beyond the Company s control. The financial results could be significantly less favorable than those presented here.

     In addition to the general business risk inherent in any start-up Company, MarketCentral identifies several specific risk factors to be considered:

     Early Stage Company in a Rapidly Evolving Market.-The Company has a limited operating history upon which to base an evaluation of its business and prospects. The Company s business and prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as the e-finance market.

     Competition.-Competition in the financial services industry might intensify in the future. Increased competition might result in price pressure, reduced gross margins and loss of market share, any of which could seriously harm the Company s sales and operating results. Many of its competitors have advantages over the Company, including longer operating histories, greater brand recognition and greater financial, sales and marketing resources.

     Need for Alliances.-The Company plans to engage in one or more alliances with established entities in order to facilitate and accelerate its sales and industry recognition. Should the Company fail to establish advantageous alliances, it could materially affect the Company s ability to market and distribute its products, and would materially affect the Company s business and financial results.

     Ability to offer future products.-Any impediment to MarketCentral s ability to develop future products and services could have a dramatic affect on its ability to gain new customers, as well as its ability to retain old customers.

     Ability to hire and retain qualified sales personnel.-MarketCentral s financial success is highly dependent upon the growth and productivity of its direct sales force. Obtaining and maintaining this sales force could be difficult and expensive in today s tight labor market.

     Future Financing Requirements. The Company cannot be certain that additional financing will be available to it on favorable terms when required, or at all. If the Company raises additional funds through the issuance of equity, equity-related or debt securities, the securities may have rights, preferences or privileges senior to those of the rights of the Company s common stock and its stockholders may experience additional dilution.


 (D) EMPLOYEES. None as of December 31, 1999. Within the next twelve months additional staff will be hired.

ITEM  4.   DESCRIPTION  OF  PROPERTY.

     The Registrant has no property and enjoys the non-exclusive use of offices and telephone of its officers and attorneys. This Registrant's principal offices are located at 300 Mercer Street, Suite 26J, New York NY 10003. Its telephone number is (212) 979-0805.

     Upon completion of our secondary financing, plans are to open new corporate offices in Manhattan, NYC.


ITEM  5.  DIRECTORS,  EXECUTIVE  OFFICERS  PROMOTERS  AND  CONTROL  PERSONS.

     The following two persons first listed below are the Directors of Registrant, having taken office from the inception of the target company, and having been appointed to become Directors upon the reorganization of the Registrant by which the target company was acquired. The present two Directors are to serve until their successors might be elected or appointed, or until the next meeting of shareholders, general or special, whichever occurs first. A third Officer is identified in the following disclosure. Each of the Officers and Directors listed below are significant shareholders of the Registrant, and presently serve without compensation arrangements. (See Executive Compensation, and Relationships and Transactions, in the succeeding items 6 and 7, of this Part.)

Roy Spectorman, age 49, MarketCentral's President and founder, will be coordinating the efforts of the MarketCentral management team and will guide the Registrant's implementation of its strategic plan. Mr. Spectorman has developed the content of the MarketCentral Web site, investment guide and newsletter. He will be responsible for the newsletter and investment guide updates and will be attempting to establish relationships and alliances within the financial services industry. From 1989 until his founding of the Registrant, Mr. Spectorman has served as President of New Horizons Asset Management Corporation from 1989, a financial management consulting firm. Mr. Spectorman has over 20 years experience in the financial markets. Mr. Spectorman was President of Environmental Life Products from 1986-1989. He was responsible for developing the product line, creating marketing materials and building a sales organization. Mr. Spectorman was Vice-President of Palace Industries from 1973-1986. He developed product lines for this textile manufacturer, managed a sales organization and developed marketing strategies. Mr. Spectorman attended Adelphi University from 1974-1976 where he received a Masters Degree in Business Administration in Management and graduated Summa Cum Laude. He attended The State University of New York at Stony Brook from 1968-1972 where he received a B.A. in Liberal Arts.

Jerry Kaplan, age 53, MarketCentral's Vice-President-Operations, appointed Secretary-Treasurer in November 1999, and one of its Directors, will be heading the operations department. He will be responsible for credit card transactions, computer technical support, product warehousing and shipping operations. Mr. Kaplan has used, programmed and overseen several computer system installations over the last thirty years, and brings a thorough understanding of their workings, capabilities and limitations. Mr. Kaplan has been President of Universal Chemicals, a privately held chemical distributor primarily selling water treatment chemicals since 1992. He has been in the chemical industry since 1970 when he joined Alden Leeds, Inc., a swimming pool chemical manufacturer. His experience includes all phases of operating within the chemical industry, including chemical manufacture, sales, distribution, labor relations, data processing, accounting, and government regulations. Mr. Kaplan worked for IBM from 1969 to 1970 as a computer operator, at the first Management Information Systems (MIS) center in the U.S. He received in-house training from IBM in computer operations, job control language and various computer programming languages. Mr. Kaplan attended the University of Tampa between 1964 and 1966 where he majored in biology. He attended Hofstra University between 1966-1968 where he majored in business, with a minor in chemistry. Mr Kaplan devotes only such time to the business of the Registrant as is necessary to perform his duties as an officer and director.

Peter J. Waters, is MarketCentral's Marketing Director [not a Director on the Board of Directors] in charge of advertising sales and site promotion. From 1983 until present, Mr. Waters has been President of his own Marketing Consulting firm specializing in implementing marketing/advertising programs for the New York City real estate industry. He has successfully hired and managed a sales organization and has been affiliated with Kenart Realty as Vice-President. From 1981 to 1989 Mr. Waters served as President of Classic Trading Inc., an Import/Export firm specializing in the marketing and distribution of industrial products in the United States and Canada. Mr. Waters devotes only such time to the business of the Registrant as is necessary to perform his duties as its Marketing Director.

ITEM  6.  EXECUTIVE  COMPENSATION.

     Our Officers and Directors serve without compensation at this time, except that Roy Spectorman, the Registrant's president, receives indirect compensation as explained hereinafter. No plan of compensation has been adopted or is under consideration at this time. None of the Directors currently receives, or has ever received, any salary from the Registrant in their capacities as such, and none are expected to be compensated in their capacities as such. No officers are expected to receive any compensation for their services. No officers or directors are under an employment contract with the Registrant. The Registrant has no retirement, pension, profit sharing, or insurance or medical reimbursement plans.

     Certain Management Options to acquire additional shares of common stock, at an exercise price of $5.00 per share for five years from February 5, 1999, have been contemplated for future grant to management and certain others as follows:

Roy Spectorman     170,000
--------------------------
Jerry Kaplan        25,000
--------------------------
Peter Waters        50,000
--------------------------
Alan Kessler         5,000
--------------------------
Frank Evanshen      75,000
--------------------------
Gerald Yakimishyn   75,000
==========================

     The options were issued pursuant to the exemption provided by 4(2) of the Securities Act of 1933. Roy Spectorman benefits from indirect compensation in the amount of $9,000.00 per month, by virtue of a Management Services Agreement with a consultant to us, of which consulting firm, Mr. Spectorman is the President and beneficial owner.

ITEM  7.  SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT.

 (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. The Issuer has only one class of stock; namely Common Stock.

 (B) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please note that the column Attributed Shares shows that certain shareholders are related and that the shares of each are attributed to the others. This means that each member of each group is treated as the owner of all of the shares of that group, for purposes of determining the 5% threshold for disclosure, and the 10% threshold for affiliation. Please refer to explanatory notes for clarification of the attribution of share ownership.

     Table A following discloses the share ownership actually issued and the attribution of shares among and between related shareholder family groups, (1) the Yakimishyn group, and (2) the Evanshen group. This information is drawn from our annual SEC filing for 1999, on Form 10-K-SB.



             The Remainder of this Page is Intentionally left Blank

                                     TABLE A
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial Owner        Actual           %  Attributed        %
                                             Shares              Shares
------------------------------------------------------------------------------------
Roy Spectorman,  President/Director            794,813    18.93
300 Mercer Street, Suite 26J
New York NY 1003
------------------------------------------------------------------------------------
Jerry Kaplan  Director                         198,703     4.73
300 Mercer Street, Suite 26J
New York NY 1003
------------------------------------------------------------------------------------
Peter Waters  Marketing And Site Promotion     389,813     9.28
300 Mercer Street, Suite 26J
New York NY 1003
------------------------------------------------------------------------------------
Officers and Directors as a Group            1,383,329    32.95
====================================================================================
Frank Evanshen (1)                             150,000     3.57     503,125    11.98
3710 Southridge Place
West Vancouver, B.C. Canada V7Y 3H8
------------------------------------------------------------------------------------
Molly Evanshen (1)                             150,000     3.57
3710 Southridge Place
West Vancouver, B.C. Canada V7Y 3H8
------------------------------------------------------------------------------------
Meridian Mercantile Inc. (1)                   100,000     2.38
#1407 - 650 W. Georgia Street
Vancouver, B.C. Canada  V6B 4N7
------------------------------------------------------------------------------------
Adina Trowhill (1)                               3,125     0.07
#106 - 2288 Marstrand Avenue
Vancouver, B.C. Canada V6K 4S9
------------------------------------------------------------------------------------
Sandra-Marie Hendrickson (1)                   100,000     2.38
106 - 1230 Haro Street
Vancouver, B.C. Canada V6E 4J9
------------------------------------------------------------------------------------
Total  Other 5% Owners  of the Issuer          503,125    11.98
------------------------------------------------------------------------------------
Total Shares Issued and Outstanding          4,198,932   100.00   4,198,932   100.00
====================================================================================

(1) These shareholders ( the Evanshen Group ) are a single family group. Accordingly the shares of each are attributed to the other, and each is treated as if he, she or it were the owner of all of the group's combined ownership, for purposes of deterring the percentage of ownership. No single member of his family owns 5%, but the combined ownership of the family is more than 11.98%. Accordingly, each member of the family is disclosed as a 10% owner, and an effective affiliate of the Issuer, by reason of such attribution of ownership.

     Table B following discloses the existence and the effect of certain management options, as if exercised, on the share ownership of management and affiliates.


                                     TABLE B
                  EFFECT OF OPTION EXERCISE ON SHARE OWNERSHIP

Option Owner        Shares Actual        %  Options  Total if         %
                    and as                           Options
                    Attributed                       Exercised
-----------------------------------------------------------------------
Roy Spectorman            794,813    18.93  170,000    964,813    20.98
-----------------------------------------------------------------------
Gerald                    115,113     2.74   75,000    190,113     4.13
Yakimishyn
-----------------------------------------------------------------------
Jerry Kaplan              198,703     4.73   25,000    223,703     4.86
-----------------------------------------------------------------------
Peter Waters              389,813     9.28   50,000    439,813     9.56
-----------------------------------------------------------------------
Frank Evanshen            503,125    11.98   75,000    578,125    12.57
(See Note 2 above)
-----------------------------------------------------------------------
Alan Kessler               45,562     1.09    5,000     50,562     1.10
=======================================================================
Total                   4,198,932   100.00  400,000  4,598,932   100.00
Shares/Options
Outstanding
=======================================================================

 (C) CHANGES IN CONTROL. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Issuer.

ITEM  8.  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.

Copies of material contracts are exhibits to our Annual SEC Report on Form 10-K-SB. Copies of that form can be accessed on the SEC's EDGAR web site. They are public information.


ITEM  9.  MARKET  INFORMATION  AND  STOCKHOLDER  MATTERS.


 (a) MARKET INFORMATION. The Common Stock of this Issuer is quoted Over the Counter on the Bulletin Board ( "OTCBB" ). There was no substantial market activity before December 1998. Based upon standard reporting sources, the following quarterly information is provided:

period    high bid  low bid  period    high bid  low bid
--------------------------------------------------------
1st 1999      7.00     3.50  3rd 1999      5.00     0.85
2nd 1999     10.75     1.25  4th 1999     10.00     0.75
========  ========  =======  ========  ========  =======

The foregoing price information is based upon inter-dealer prices without retail mark-up, mark-down or commissions and may not reflect actual transactions.

 (b) HOLDERS. There are 80 holders of the Issuer's common stock, as of June 5, 2000.


 (c) DIVIDENDS. No cash dividends have been paid by the Company on its Common Stock or other Stock and no such payment is anticipated in the foreseeable future.

 (d) LEGAL PROCEEDINGS. There are no proceedings, legal, enforcement or administrative, pending, threatened or anticipated involving or affecting this Issuer or to which it or any of its property are subject, nor to its knowledge are any such proceedings contemplated.

 (E) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS. There have been no disagreements of any sort or kind with Auditors or Accountants respecting any matter or item reflected in the financial statements of this Issuer.

ITEM  10.  MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF
FINANCIAL  CONDITION  AND  RESULTS  OF  OPERATIONS.

 (A)  PLAN  OF  OPERATION  THE  NEXT  TWELVE  MONTHS.

      (1) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. There can be no assurance that the Issuer will not exhaust its present cash before the end of calendar year 2000. The Issuer has divided its cash requirement into two levels. Level One, the basic operational level is provided by an agreement and subscription receivable which funds the Issuer a total of $312,000 at $13,000.00 monthly (note that the $13,000 monthly payment is scheduled to be paid for a total of twenty-four months). This program started February 5, 1999 and ends February of 2001. This level of funding is sufficient to keep the Issuer in operation for the next ten months This is the only firm commitment the Issuer has for funding. Meridian Mercantile, an affiliate of the Issuer, has agreed to this funding, as disclosed in Exhibit 6.1 to our Form 10-SB-A1. It may be necessary for additional funding for the last two of the next twelve months.

     Level Two is the level of funding necessary for aggressive site promotion and expansion and growth of the business. This level of funding must be provided by secondary capital formation efforts. The Merger Agreement mentions that the company will retain Meridian Mercantile to raise an additional investment of a minimum of $3,000,000 on a best efforts basis, no agreement has been reached as to the consideration to be paid to Meridian for such performance. Accordingly, no present reliance is placed upon that specific program.

     The MarketCentral.net web site has received numerous industry awards for valuable content, superior web site design and excellent navigational features including the Snap.com Editors Designation. The site is designed to appeal to an upscale audience of investors and consumers looking for financial information, investment products and related services.

     Level Two funding may be achieved by an offering of securities pursuant to a 1933 Act Registered offering; or Level Two funding may be achieved by limited offerings pursuant to Regulation D, Rules 505 and/or 506. The Issuer believes that the Company's program is sufficiently promising to attract the modest amounts of Level Two funding required. If successful, this Level Two funding will provide ample cash to meet the requirements of the business for expansion, growth and aggressive site promotion. However, there is no assurance to be given that this additional financing will be completed. MarketCentral.net Corp. expects to use the funds from secondary financing to create a world-class internet site featuring the finest investment information and tools available to the individual investor. The site will feature state-of-the-art E-commerce throughout the site and in the Super Mall. The Issuer believes that its MarketCentral.net web site appeals to well established advertisers looking to reach the upscale audience of investors and consumers who are attracted to the MarketCentral.net web site's content and exciting format. MarketCentral.net Corp. plans to aggressively promote the site throughout a variety of online and traditional media sources.

     The Company has hired a business consultant to assist in the development of a business plan that will focus on MarketCentral.net becoming a comprehensive financial content provider that will offer users a one-stop destination for financial services, news, e-commerce and a wide array of information services. The hub site will serve visitors interested in investment information, financial products and services and on-line shopping. The business plan, which is being paid for by a shareholder of the Company by a loan of $20,000, is expected to be completed in the second quarter of 2000.

     The Company has entered into agreements with Richard Eakle, former Market Strategist for
Morgan Stanley, and with Gramercy Capital (Joan Lappin, CIO) a registered investment advisory and money-management firm that has been ranked number one in performance for five years, to provide original investment newsletters for the hub web site.

     MarketCentral.net has successfully negotiated a contract to be consummated upon the completion of secondary financing with Stanford-Keene, a mergers and acquisitions specialist. Stanford-Keene will assist MarketCentral.net in locating qualified candidates for strategic alliances in financial services including mortgages, bill-paying services, credit cards, auto loans, stock trading transactions, real estate transactions and other related services.

      (2) SUMMARY OF PRODUCT RESEARCH AND DEVELOPMENT. MarketCentral.net Corp.'s online shopping mall, called the Super Mall, can be promoted as a separate site and is unique in the content and entertainment provided.

      (3) EXPECTED PURCHASE OR SALE OF PLANT AND SIGNIFICANT EQUIPMENT. MarketCentral.net Corp. intends to build an internet based store to sell its own proprietary products and services. Beyond the proprietary newsletter and other investment products, the Issuer will sell novelty items, gift items and other specialty items as they become available. The store will be available for co-branding through other sites throughout the internet. There is no assurance that the Issuer will be successful in any of these endeavors. The Issuer has no other plans for the purchase or sale of significant business plant or equipment.

      (4) EXPECTED SIGNIFICANT CHANGE IN THE NUMBER OF EMPLOYEES. None at this time. Within the next twelve months additional staff will include a financial journalist to provide MarketCentral.net with its own news department, an e-commerce expert to manage and develop the mall, and an editorial assistant to help in the production of MarketCentral.net's proprietary newsletter, the Eakle newsletter and the Lappin Report.

     In addition to the above staff, a computer programmer will be hired to manage the development functions and will provide assistance in the site maintenance and development. We will also be hiring a marketing person to aid in the promoting the MarketCentral.net web site and to increase traffic flows.

     We will be retaining Mr. Peter Waters to coordinate the opening and staffing of our corporate offices and to head up our Advertising Sales Division. While most internet companies outsource this function, we will be at an advantage developing our own sales force due to the lower cost of managing this area internally.

 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

      (1) FINANCIAL CONDITION. This small business Issuer's financial condition is adequate for its present purposes, as discussed above, by agreements to provide incremental funding over time. There is no apparent need for additional funds or cash foreseeable at this time, to continue for the next twelve months, provided that the Issuer's arrangements for funding proceed as agreed and expected. The funding arrangements referred to are documented in that certain stock subscription agreement attached as Exhibit 5 to Form 10-SB-A1. That agreement provides, in relevant part, that Meridian Mercantile, Inc., an affiliate of the Issuer, subscribed for the purchase of 56,014 shares of common stock in consideration of the sum of $312,000.00, payable on or before two years from February 5, 1999, with a minimum payment of $13,000.00 per month payable over 24 consecutive months.

     The Company cannot be certain that additional financing will be available to it on favorable terms when required, or at all. If the Company raises additional funds through the issuance of equity, equity-related or debt securities, the securities may have rights, preferences or privileges senior to those of the rights of the Company's common stock and its stockholders may experience additional dilution.

      (2) RESULTS OF OPERATION. This small business Issuer has had limited significant operations to date. It has some small revenues from advertising contracts and affiliate site arrangements. It is not presently operating at or near a profitable level.

     With the aggressive changes to the Company's business plan, our earning are projected to turn positive in the 17th month following the restructure of operations. There is no assurance that we will ever operate at a profitable level. The Registrant Company has incurred expenses of $736,317 against revenues of $14,296, in the twelve months covered by this Report, for a net loss of $721,894, or $0.19 per share. The Registrant ended the year with a cash balance of $9,705 compared to a cash balance of $20,130 for the period ending December 31, 1998.

     The web site acquired by the Registrant has been on-line since March of 1997, before the private incorporation of MarketCentral.net Corp., the original private New York Corporation, and before the acquisition by this Registrant. The operation began as a partnership until its incorporation in New York. MarketCentral.net Corp. provides financial products and services on the World Wide Web on a web site located at: http://www.marketcentral.net. The site provides comprehensive investment tools for the individual investor including investment newsletters, timely financial news and information, mutual fund information, World Markets, a proprietary investment guide, MarketCentral.net Corp.'s own newsletter, online investment bookstore, chat rooms, contests and a full service shopping mall. The mall includes such brand names as Avon, Brookstone, Music Boulevard, Reel.com, Fashionmall.com, FAO Schwartz, E-Toys and Swiss Army Depot.

     MarketCentral.net Corp. is currently earning nominal revenues, primarily from the sale of advertising on its web site. Revenues of $1,149 were earned for the three months ended March 31, 1999. The Company expects to earn additional revenues through a variety of means, including sales of advertising to other financial sites and financial services firms, through affiliate agreements providing overrides on products and services sold through MarketCentral.net Corp. and from sales from our bookstore affiliation with Traders Press. In addition, the Market Mall consists of numerous stores that MarketCentral.net Corp. has entered into affiliate agreements with. Each of those stores will pay MarketCentral.net Corp. a commission on the sales generated through the MarketCentral.net Corp. site. MarketCentral.net Corp. will also be developing a Financial Newsletter in the next year that will be a paid subscription newsletter. The newsletter will be marketed to current MarketCentral.net Corp. members and throughout various online outlets on the internet.

     Current revenues are nominal but are expected to increase as site traffic increases. This will most likely occur as a result of additional promotion and advertising efforts to build traffic levels on the MarketCentral.net Corp. site. The Company expects to seek additional capital through a secondary financial offering expected to occur within the next 12 months, to fund the site expansion and promotion, and to sustain the company during the period, until profitability is achieved.

      (3) FUTURE PROSPECTS. With the completion of the business plan the Company is now focusing on developing strategic alliances that are cost effective and will ensure the growth of the Company.

                      ITEM  11.  FINANCIAL  STATEMENTS.

                           FINANCIAL STATEMENTS                             PAGE
--------------------------------------------------------------------------------
F-1  Audited  Financial  Statements for the years ended December 31, 1999 and
     1998.     F-1                                                            32
F-2  Unaudited Financial Statements for the three months ended March 31, 2000
     F-2                                                                      42
================================================================================

--------------------------------------------------------------------------------
                                       F-1

                          AUDITED FINANCIAL STATEMENTS
               FOR THE PERIODS ENDING DECEMBER 31, 1999, AND 1998
--------------------------------------------------------------------------------

                             MARKETCENTRAL.NET, CORP
                          (A Development Stage Company)
                        Consolidated Financial Statements

                                    CONTENTS

Independent  Accountants  Review  Report            35

Balance  Sheets                                     36

Statement  of  Operations                           37

Statement  of  Cash  Flows                          38

Statement  of  Changes  of  Stockholders'  Equity   39

Notes  to  Financial  Statements                    40

                           INDEPENDENT AUDITORS REPORT

To  the  Board  of  Directors  and  Stockholders  of  MarketCentral.net  Corp.

We have audited the accompanying consolidated balance sheet of consolidated statements of operations, MarketCentrai.net Corp. and Subsidiary as of December 31, 1999, and related of stockholders' equity (deficit) and of cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the accumulated amounts of stockholders' equity from inception (December 28, 1988) through December 31, 1998, which includes an accumulated deficit as of December 31, 1998 of $1,687,144. Those amounts were audited by other auditors whose report thereon has been furnished to us; and our opinion insofar as it relates to those accumulated amounts, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of MarketCentral.net Corp. and Subsidiary at December 31, 1999 and the results of its operations and its cash flows for the year then ended, in conformity with general accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company has incurred substantial losses during the development stage and is dependent upon financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management ' s plans in regard to these matters are also described in the Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/
Rogoff  &  Company
Date:  March  1,  2000

                            Market Central. Net Corp.
                                  A Subsidiary
                          (a development Stage Company)
                           Consolidated Balance Sheet

                                                                         1998
                                                   1999     Proforma-Unaudited
------------------------------------------------------------------------------
ASSETS
Current Assets
Cash                                        $     9,705   $            20,130
Accounts receivable                                 626                     0
Loan Receivable                                       0                20,000
Subscriptions Receivable                        140,371                 2,871
Total Current Assets                            150,702                43,001
==============================================================================
Software development costs
net of accumulated amortization
of $17,353 and $-0- in 1999 and
1998, respectively                               69,411                86,764
                                            $   220,113   $           129,765
==============================================================================
Total Assets
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILTIES
Accounts Payable                            $   103,737   $            17,845
Accrued expenses Payable                         17,097                     0
Note Payable                                     84,231                53,478
                                                205,065                71,323
Total current Liabilites
Stockholders Equity
Common stock, $0.0001 par value;
100,000,000 shares authorized;
4,183,914 and 3,991,900 issued and
outstanding in 1999 and 1998, respectively          419                   399
Paid in Capital                               2,423,667             1,745,187
------------------------------------------------------------------------------
Deficit accumulated during the
development stage                            (2,409,038)           (1,687,144)
Total Stockholders' Equity                       15,048                58,442
==============================================================================
Total Liabilites and stockholders' Equity   $   220,113   $           129,765
==============================================================================

           See independent auditors' report and notes to consolidated
                              Financial statements.
                            Market Central. Net Corp.
                                  A Subsidiary
                          (a development Stage Company)
                      Consolidated Statement of Operations

                                          Year Ended              For the Period
                                          December 31,            From Inception
                                                     1998       (December 28, 1998)
                                                   Proforma      to December 31,
                                            1999   Unaudited            1999
------------------------------------------------------------------------------------
Revenue:                           $      14,973   $        0   $            14,973
Operating expense:
General and administration
Expense                                  736,867    1,598,258             2,424,011
Net Loss                           $     721,894   $1,598,258   $         2,409,038
------------------------------------------------------------------------------------
Net Loss Per Share                         (0.19)       (4.94)                 0.00
------------------------------------------------------------------------------------
Weight average shares outstanding      3,779,820      323,692

           See independent auditors' report and notes to consolidated
                              Financial statements.
                            Market Central. Net Corp.
                                  A Subsidiary
                          (a development Stage Company)
                 Consolidated Statement of Stockholders' Equity

                                                                        Deficit
                                                                       Accumulated
                                     Common     Stock    Paid In       During the
                                     Shares     Amount   Capital    Development Stage
--------------------------------------------------------------------------------------
Balance at Beginning of Development
Stage - December 28, 1988                    0  $     0          0                  0
======================================================================================
Shares issued for organizational
costs                                  180,000       18        982                  0
Net Loss December 31, 1988-1996              0        0          0             (1,000)
--------------------------------------------------------------------------------------
Balance, December 31, 1996             180,000       18        982             (1,000)
======================================================================================
April 8, 1997-Issued at $1.00
per share                              100,000       10     99,990                  0
Net Loss December 31, 1997                   0        0          0            (87,886)
--------------------------------------------------------------------------------------
Balance, December 31, 1997             280,000       28    100,972            (88,886)
======================================================================================
May 22, 1998-issued at $1.00
per share                                2,900        1      2,899                  0
July 1, 1998-issued at $.10
per share                               84,000        8      8,392                  0
Shares issued for cash and
services at $1.0 per share           1,600,000      160  1,599,840                  0
Net Loss December 31, 1998                   0        0          0         (1,598,258)
--------------------------------------------------------------------------------------
Balance, December 31, 1998           1,966,900      197  1,712,103         (1,687,144)
======================================================================================
February 1999 re-organization        2,025,000      202     33,084                  0
Stock issued for professional
services rendered                       36,000        4     53,996                  0
Stock issued for subscription
stock                                   56,014        6    311,994                  0
Stock issued for professional
services rendered                      100,000       10    312,490                  0
Net Loss December 31, 1999                   0        0          0           (712,894)
--------------------------------------------------------------------------------------
Balance as of December 31, 1999      4,183,914  $   419  2,423,667         (2,409,038)
======================================================================================

           See independent auditors' report and notes to consolidated
                              Financial statements.
                            Market Central. Net Corp.
                                  A Subsidiary
                          (a development Stage Company)
                      Consolidated Statement of Cash Flows

                                                    Year Ended              For the Period
                                                    December 31,            From Inception
                                                          1998         (December 28, 1998)
                                                       Proforma-           to December 31,
                                                1999   Unaudited                     1999
------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                   ($721,894)   ($1,598,258)          ($2,409,038)
------------------------------------------------------------------------------------------
Depreciation and amortization
web site cost                                 17,353              0                17,353
Shares issued for services                   366,500      1,560,000             1,927,500
(Increase) in accounts receivable               (626)             0                  (626)
Increase in accounts payable                  85,892         17,845               103,737
Increase in accrued expenses                  17,097              0                17,097
Net cash provided (used) by
operating activities                        (235,678)       (20,413)             (303,977)
CASH FLOWS FROM INVESTING ACTIVITIES:
(Increase) decrease in loan
receivable                                    20,000        (20,000)                    0
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable                   30,753              0                30,753
Issuances of Common stock                    174,500         48,429               322,929
Net cash provided by financing
activities                                   205,253         48,429               353,682
Net increase (decrease) in cash              (10,425)         8,016                 9,705
Cash, beginning of period                     20,130         12,114                     0
Cash, end of period                    $       9,705   $     20,130   $             9,705
==========================================================================================
Interest Paid                          $           0   $          0   $                 0
------------------------------------------------------------------------------------------
Income taxes paid                      $           0   $          0   $                 0
------------------------------------------------------------------------------------------

           See independent auditors' report and notes to consolidated
                              Financial statements.

                             MarketCentral.net Corp.
                                 and Subsidiary
                          (A DEVELOPMENT STAGE COMPANY)
                   Notes to Consolidated Financial Statements
                                December 31, 1999


NOTE  1.     ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES

          Nature  of  Business
          MarketCentral.net Corp. (formerly All American Consultant Aircraft, Inc.) (the "Company") was incorporated in Texas. The Company's primary business is an internet site featuring investment information and tools available to the individual investor. The site features state-of-the-art e-commerce. MarketCentral.net Corp.'s online shopping mall, called the Market Mall is promoted as a separate site.

          Basis  of  Consolidation
          The consolidated financial statements include the accounts of MarketCentral.net. Corp., (formerly All American Consultant Aircraft, Inc.) and its wholly-owned subsidiary, MarketCentral.Net Corp. All intercompany transactions and balances have been eliminated.

          Summary  of  Significant  Accounting  Policies
          Software development costs on the balance sheet represent capitalized costs of design, configuration, installation and testing of the Company's website up to its initial implementation. The asset is being amortized to expense over its estimated useful life of 5 years using the straight line method.

          Ongoing website post-implementation costs of operation, including training and application maintenance, are charged to expense as incurred.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

NOTE  2.     REORGANIZATION
          On February 5, 1999 a merger agreement and plan of acquisition and reorganization was executed, having the following effects:

               MarketCentral.net Corp. (a New York Corporation) was acquired by MarketCentral.Net Corp. (a Delaware Corporation and a wholly-owned subsidiary of All American Consultant Aircraft, Inc.). MarketCentral.Net Corp. continued as the surviving corporation and MarketCentral.net Corp. ceased to exist.

                            MarketCentral.Net  Corp.
                                and  Subsidiary
                        (A  DEVELOPMENT  STAGE  COMPANY)
                 Notes  to  Consolidated  Financial  Statements
                                December  31,  1999

NOTE  2.     REORGANIZATION  -  continued

               The shareholders of MarketCentral.net Corp. received 2,025,000 unregistered shares of All American Consultant Aircraft, Inc. in exchange for their shares of MarketCentral.net Corp.

               All American Consultant Aircraft, Inc. changed its name to MarketCentral.net Corp. MarketCentral.Net Corp. remains a wholly-owned subsidiary of MarketCentral.net Corp.

               The reorganization was accounted for as a purchase at the book value of MarketCentral.Net Corp. at December 31, 1998.

               In the accompanying financial statements, proforma unaudited presentations as of and for the year ended December 31, 1998 represent the consolidated accounts of the companies as if the reorganization described above had taken place on December 31, 1998.

NOTE  3.     SERVICES  COMPENSATION

          In 1999, Intrepid International LTD rendered financial services at a fair value of $54,000 and was compensated by issuing 36,000 the Company's restricted common stock.

          An additional 100,000 shares of restricted common stock was issued to a business consultant who rendered services to the Company and was recorded at fair value. The value of the stock on the issued date (September 14, 1999) was $3 1/8 per share.

NOTE.  4     TRANSACTIONS  WITH  RELATED  PARTIES

          Subscription  Receivable
          Meridian Mercantile, Inc. ("Meridian"), an affiliate of the Company, subscribed for the purchase of 56,014 shares of common stock in consideration of the sum of $312,000 payable on or before two years from February 5, 1999, with minimum payment of $13,000 per month over 24 consecutive months. The balance of this subscription as of December 31, 1999 is $137,500.

          Note  Payable
          The Company has assumed a demand loan to one of its stockholders in the amount of $53,478. The note bears interest at the rate of 7% per annum. During 1999, an additional $30,753 advance was obtained from the stockholder and interest was accrued on the entire balance in the amount of $4,725.

                           MarketCentral.Net  Corp.
                                and  Subsidiary
                        (A  DEVELOPMENT  STAGE  COMPANY)
                 Notes  to  Consolidated  Financial  Statements
                              December  31,  1999


NOTE  4.     TRANSACTIONS  WITH  RELATED  PARTIES  -continued

          Management  Consultant  Fee
          The Company utilized a portion of the business, facilities, computers, telephone and office supplies of New Horizons Asset Management Corp. ("New Horizons"), 300 Mercer Street, Suite 26-J, New York, New York 10003, and retains New Horizons as a management consultant. The President and beneficial owner of New Horizons is also the President of MarketCentral.Net Corp. MarketCentral.net Corp. has agreed to pay New Horizons Inc. $9,000.00 per month. MarketCentral.net Corp. has also agreed to remit to New Horizons an additional payment of $25,000 upon its receipt of funds in an equity or debt financing transaction.

NOTE  5.     STOCK  OPTIONS
          In February 1999, the Company granted stock options to its key directors, advisors and consultants to acquire up to total of 400,000 shares of common stock at an exercise price of $5.00 per share and exercisable for a period of five years from the date of grant. Additional options to purchase 160,000 shares of restricted common stock for certain consultant services were granted at an exercise price of $5.00 per share for the 1st 40,000 shares; $7.50 per share for the 2nd 40,000 shares; $10.00 per share for the 3rd 40,000 shares; $12.50 per share for the last 40,000 shares.

NOTE  6.     CAPITAL  STOCK
          Each  share  of  common  stock  is  entitled  to  one  vote.

NOTE  7.     FINANCIAL  INSTRUMENTS
          Current assets and liabilities are reported at their face amount which, because of their short-term nature, approximates fair value.

NOTE  8.     INCOME  TAXES
          No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $849,038 that will be offset against future taxable income. Since the Company is in the development stage, no provision for income taxes has been made.

          Deferred tax assets and the valuation account is as follows at December 31, 1999 and 1998.

                                                December  31,
                                               1999       1998
--------------------------------------------------------------
               Deferred  tax  asset:
                 NOL  carryforward      $  288,673   $  43,288
                 Valuation  allowance     (288,673)   (43,288)
                                          ---------   --------
                 Total                    $       0   $      0
==============================================================

                            MarketCentral.net  Corp.
                                and  Subsidiary
                       (A  DEVELOPMENT  STAGE  COMPANY)
                Notes  to  Consolidated  Financial  Statements.
                              December  31,  1999

NOTE  9.     GOING  CONCERN  MATTERS

          The Company has incurred losses totalling $2,409,038 in the development stage from inception (December 28, 1988) through December 31, 1999. The company's website became operational in 1998. However, no significant revenues have been generated.

          It is management's plan to raise additional capital and to promote its website to profitable status.

                                                                              41

--------------------------------------------------------------------------------
                                       F-2

                         UN-AUDITED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
--------------------------------------------------------------------------------

                             MarketCentral.net Corp.
                          (A DEVELOPMENT STAGE COMPANY)
                             March 31, 2000 and 1999
                                Table of Contents
                                -----------------

                                                                 Page

Independent  Accountant's  Review  Report                           44
Balance  Sheets                                                     45
Statement  of  Operations                                           46
Statement  of  Cash  Flows                                          47
Statement  of  Changes  in  Stockholders'  Equity                   48
Notes  to  Financial  Statements                                    49 - 51

                           ACCOUNTANTS' REVIEW REPORT


To the Board of Directors and Stockholders of MarketCentral.net Corp.

We have reviewed the accompanying consolidated balance sheets of MarketCentral.net Corp. and subsidiary as of March 31, 2000 and 1999, and the related consolidated statement of operations, of stockholders' equity (deficit) and of cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of MarketCentral. net Corp.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

       /s/
Rogoff  &  Company,  P.C.
Certified  Public  Accountants
Date:  April  28,  2000

                             MarketCentral.net Corp.
                                 and Subsidiary
                          (A DEVELOPMENT STAGE COMPANY)
                           Consolidated Balance Sheets
                          As of March 31, 2000 and 1999

                                     ASSETS
                                     ------
                                                               March  31,
                                                                ----------
                                                          2000              1999
                                                          ----              ----
CURRENT  ASSETS
  Cash                                                 $    5,763     $       18
  Accounts  receivable                                        626              0
  Loan  receivable                                              0              0
  Subscriptions  receivable                                35,371          2,871
OTHER  ASSETS
  Software  development costs,                             65,073         82,426
  net  of  accumulated  amortization
    of  $21,691  and  $4,338                           ----------     ----------
TOTAL  ASSETS                                          $  106,833     $   82,444
                                                       ==========     ==========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------
CURRENT  LIABILITIES
  Accounts  payable                                    $   88,756     $   36,156
  Accrued  expenses  payable                                8,816              0
  Note  payable                                            84,231         61,638
  Due  to  related  party                                       0          5,870
                                                       ----------     ----------
  Total  current  liabilities                             181,803        103,664
                                                       ==========     ==========
STOCKHOLDERS'  EQUITY
  Common  stock,  $0.0001  par  value;
  100,000,000  shares  authorized;
  4,183,946  and  3,991,900  issued  and
  outstanding  in 2000 and 1999, respectively                 419            399
  Paid  in  capital                                     2,423,719      1,745,187
  Deficit  accumulated  during  the
    development  stage                                 (2,499,108)   (1,766,806)
                                                           ---------- ----------
TOTAL  LIABILITIES  AND  STOCKHOLDERS' EQUITY          $  106,833     $   82,444
                                                       ==========     ==========
See accountants review report and notes to consolidated financial statements.

                             MarketCentral.net Corp.
                                 and Subsidiary
                          (A DEVELOPMENT STAGE COMPANY)
                      Consolidated Statements of Operations

                                         Three  Month
                                         Period  Ended         For  the  Period
                                           March  31,           From  Inception
                                                              (December 28,1988)
                                                                  to  March  31,
                                             2000            1999           2000
                                             ----            ----           ----
Revenue:                                $    3,874      $    1,149    $   18,847
Operating  expense:
  General  and  administration
    expense                                 93,893          80,811     2,517,904
                                        ----------      ----------    ----------
Net  loss                               $  (90,019)     $  (79,662)   $2,499,057
                                        ==========      ==========    ==========
Net  loss  per share                         (0.02)          (0.03)            0
                                        ==========      ==========    ==========
Weight  average  shares  outstanding     4,183,946       2,698,479
                                        ==========      ==========

See  accountant's review report and notes to consolidated financial  statements.

                             MarketCentral.net Corp.
                                 and Subsidiary
                          (A DEVELOPMENT STAGE COMPANY)
                      Consolidated Statement of Cash Flows

                                         Three  Month
                                         Period  Ended           For  the Period
                                           March  31,            From  Inception
                                                             (December  28,1988)
                                                                  to  March  31,
                                            2000           1999             2000
--------------------------------------------------------------------------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:
  Net  loss                          $  (90,019)   $   (79,662)     $(2,499,057)
  Depreciation  and  amortization  -
    web  site  cost                       4,338          4,338           21,691
  Shares  issued for services                 0              0        1,927,500
  (Increase)  in  accounts  receivable        0              0             (626)
  Increase  (decrease)  in  accounts
    payable                             (14,981)             0           88,756
  Increase  (decrease)  in  accrued
    expenses                             (8,281)       (27,183)           8,816
--------------------------------------------------------------------------------
Net  cash  provided  (used)  by
  operating  activities                (108,943)        48,142         (452,920)
--------------------------------------------------------------------------------
CASH  FLOWS  FROM  INVESTING  ACTIVITIES:
  (Increase)  decrease  in  loan
    receivable                                0         40,000                0
--------------------------------------------------------------------------------
CASH  FLOWS  FROM  FINANCING  ACTIVITIES
  Proceeds from notes payable                 0          8,160           30,753
  Issuances  of  common stock                 0              0          322,929
  Decrease subscription receivable       105,000             0          105,000
--------------------------------------------------------------------------------
Net  cash  provided  by  financing
  activities                             105,000         8,160          458,682
--------------------------------------------------------------------------------
Net increase (decrease) in cash           (3,943)           18            5,763
Cash,  beginning  of  period               9,705             0                0
--------------------------------------------------------------------------------
Cash, end of period                    $   5,762    $       18       $    5,763
================================================================================
See  accountant's review report and notes to consolidated financial  statements.

                             MarketCentral.net Corp.
                                 and Subsidiary
                          (A DEVELOPMENT STAGE COMPANY)
                 Consolidated Statement of Stockholder's Equity
                For the Period From Inception (December 28, 1988)
                               To  March 31, 2000

                                                                       Deficit
                                                                     Accumulated
                                        Common   Stock    Paid In     During The
                                        Shares   Amount   Capital    Development
                                                                        Stage
                                        ------   ------   -------    -----------


Balance at Beginning of Development
Stage-December 28, 1988                      0    $    0         0             0
Shares  issued  for  organizational
  costs                                180,000        18       982             0
Net Loss December 31, 1988-1996              0         0         0       (1,000)
--------------------------------------------------------------------------------
Balance,  December  31,  1996          180,000        18       982       (1,000)
April  8,  1997-Issued  at  $1.00
  per  share                           100,000        10    99,990             0
Net  Loss  December  31,  1997               0         0         0      (87,886)
--------------------------------------------------------------------------------
Balance,  December  31,  1997          280,000        28   100,972      (88,886)
May  22,  1998-issued  at  $1.00
  per  share                             2,900         1     2,899             0
July  1,  1998-issued  at  $.10
  per  share                            84,000         8     8,392             0
Shares  issued  for  cash  and
  services at @ 10 per share         1,600,000       160 1,599,840             0
Net  Loss  December  31,  1998               0         0         0   (1,598,258)
--------------------------------------------------------------------------------
Balance, December 31, 1998           1,966,900       197 1,712,103   (1,687,144)
February 1999 reorganization         2,025,000       202    33,084             0
Stock  issued  for  professional
  services  rendered                    36,032         4    54,048          (52)
Stock  issued  for  subscription
  stock                                 56,014         6   311,994             0
Stock  issued  for  professional
  services  rendered                   100,000        10   312,490             0
Net  Loss  December  31,  1999               0         0         0     (721,894)
--------------------------------------------------------------------------------
Balance as of December 31, 1999      4,183,946      $419 2,423,719   (2,409,090)
Net  loss  March  31,  2000                  0         0         0      (90,018)
--------------------------------------------------------------------------------
Balance as of March 31, 2000         4,183,946      $419 2,423,719  $(2,499,108)
                                     ===========    ===== ==========  ==========
See accountant's review report and notes to consolidated financial statements.

                             MarketCentral.net Corp.
                          (A DEVELOPMENT STAGE COMPANY)
                   Notes to Consolidated Financial Statements
                                 March 31, 2000

NOTE  1.     ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES

          Nature  of  Business
          MarketCentral.net Corp. (formerly All American Consultant Aircraft, Inc.) (the "Company") was incorporated in Texas. The Company's primary business is an internet site featuring investment information and tools available to the individual investor. The site features state-of-the-art e-commerce. MarketCentral.net Corp.'s online shopping mall, called the Market Mall is promoted as a separate site.

          Basis  of  Consolidation
          The consolidated financial statements include the accounts of MarketCentral.net. Corp., (formerly All American Consultant Aircraft, Inc.) and its wholly-owned subsidiary, MarketCentral.Net Corp. All intercompany transactions and balances have been eliminated.

          Summary  of  Significant  Accounting  Policies
          Software development costs on the balance sheet represent capitalized costs of design, configuration, installation and testing of the Company's website up to its initial implementation. The asset is being amortized to expense over its estimated useful life of 5 years using the straight line method.

          Ongoing website post-implementation costs of operation, including training and application maintenance, are charged to expense as incurred.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting. The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

                             MarketCentral.Net Corp.
                          (A DEVELOPMENT STAGE COMPANY
                   Notes to Consolidated Financial Statements
                                 March 31, 2000

NOTE  2.     SERVICES  COMPENSATION

          In 1999, Intrepid International LTD rendered financial services at a fair value of $54,048 and was compensated by issuing 36,032 the Company's restricted common stock.

          An additional 100,000 shares of restricted common stock was issued to a business consultant who rendered services to the Company and was recorded at fair value. The value of the stock on the issued date (September 14, 1999) was $3 1/8 per share.

NOTE.  3     TRANSACTIONS  WITH  RELATED  PARTIES

          Subscription  Receivable
          Meridian Mercantile, Inc. ("Meridian"), an affiliate of the Company, subscribed for the purchase of 56,014 shares of common stock in consideration of the sum of $312,000 payable on or before two years from February 5, 1999, with minimum payment of $13,000 per month over 24 consecutive months. The balance of this subscription as of March 31, 2000 is $35,371.

          Note  Payable
          The Company has assumed a demand loan to one of its stockholders in the amount of $53,478. The note bears interest at the rate of 7% per annum. During 1999, an additional $30,753 advance was obtained from the stockholder and interest was accrued on the entire balance in the amount of $6,199 as of March 31, 2000.

          Management  Consultant  Fee
          The Company utilized a portion of the business, facilities, computers, telephone and office supplies of New Horizons Asset Management Corp. ("New Horizons"), 300 Mercer Street, Suite 26-J, New York, New York 10003, and retains New Horizons as a management consultant. The President and beneficial owner of New Horizons is also the President of MarketCentral.Net Corp. MarketCentral.net Corp. has agreed to pay New Horizons Inc. $9,000.00 per month. MarketCentral.net Corp. has also agreed to remit to New Horizons an additional payment of $25,000 upon its receipt of funds in an equity or debt financing transaction.

                             MarketCentral.Net Corp.
                          (A DEVELOPMENT STAGE COMPANY)
                   Notes to Consolidated Financial Statements
                                 March 31, 2000

NOTE  4.     STOCK  OPTIONS
          In February 1999, the Company granted stock options to its key directors, advisors and consultants to acquire up to total of 400,000 shares of common stock at an exercise price of $5.00 per share and exercisable for a period of five years from the date of grant. Additional options to purchase 160,000 shares of restricted common stock for certain consultant services were granted at an exercise price of $5.00 per share for the 1st 40,000 shares; $7.50 per share for the 2nd 40,000 shares; $10.00 per share for the 3rd 40,000 shares; $12.50 per share for the last 40,000 shares.

NOTE  5.     CAPITAL  STOCK
          Each  share  of  common  stock  is  entitled  to  one  vote.

NOTE  6.     FINANCIAL  INSTRUMENTS
          Current assets and liabilities are reported at their face amount which, because of their short-term nature, approximates fair value.